Business Overview Business Overview February 2007 February 2007 Exhibit 99.1

Manitex, Inc., February 2007

Disclosure Statement
THIS PRESENTATION AND THE INFORMATION HEREIN CONTAINED ARE
CONFIDENTIAL.  BY YOUR ATTENDANCE AT THIS PRESENTATION (IF YOU
ATTENDED IN PERSON) OR YOUR RECEIPT OF A COPY OF THIS PRESENTATION,
YOU AGREE TO HOLD IN STRICT CONFIDENCE THE EXISTENCE AND CONTENTS
OF THIS PRESENTATION, INCLUDING WITHOUT LIMITATION THE POTENTIAL
OFFERING.

Manitex, Inc., February 2007

Forward Looking Statements & Non-GAAP Measures
The following presentation contains forward-looking information based on VERITEK’s current expectations.  Because forward-looking statements involve risks and uncertainties, actual result could differ materially. Such risks and uncertainties, many of which are beyond VERITEK’s control, include among others: VERITEK’s business is highly cyclical and weak general economic conditions may affect the sales of its products and its financial results; the ability to successfully integrate acquired businesses; the retention of key management personnel; VERITEK’s businesses are very competitive and may be affected by pricing, product initiatives and other actions taken by competitors; the effects of changes in laws and regulations; VERITEK’s continued access to capital and ability to obtain parts and components from suppliers on a timely basis at competitive prices; the financial condition of suppliers and customers, and their continued access to capital; VERITEK’s ability to timely manufacture and deliver products to customers; VERITEK’s significant amount of debt and its need to comply with restrictive covenants contained in VERITEK’s debt agreements; compliance with applicable environmental laws and regulations; and other factors, risks and uncertainties more specifically set forth in VERITEK’s public filings with SEC.  Actual events or the actual future results of VERITEK may differ materially from any forward-looking statement due to those and other risks, uncertainties and significant factors.  The forward-looking statements herein speak only as of the date of this presentation.  VERITEK expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement included in this presentation to reflect any changes in VERITEK’s expectations with regard thereto or any changes in events, conditions or circumstances on which any such statement is based.
Non-GAAP Measures: VERITEK from time to time refers to various non-GAAP (generally accepted accounting principles) financial measures in this presentation. VERITEK believes that this information is useful to understanding its operating results and the ongoing performance of its underlying businesses without the impact of special items.

Manitex, Inc., February 2007

Veritek
• Merged with Manitex on July 3, 2006
• Acquired Liftking on December 1, 2006
• Veritek is a designer and producer of testing systems primarily in automotive and heavy equipment industries.
• Market cap of approx. $48MM; $36MM of debt.

Manitex, Inc., February 2007

Corporate Overview
• Provider of boom trucks, sign cranes, and specialized material handling equipment primarily used for industrial projects and infrastructure development.
• Known for innovative features and light design, Company’s products provide high-value lifting solutions to industrial sectors.
• Major industries served include petroleum, utilities, commercial building, and roads and bridges.
• Plan to consolidate through accretive acquisitions of specialized industrial equipment companies.
• Manitex operating results:
2005A:  Sales - $62MM,  EBITDA - $3.9MM
2006E:  Sales - $69MM,  EBITDA - $5.5MM
2007E:  Sales - $100MM,  EBITDA - $10MM

Manitex, Inc., February 2007 6

Manitex, Inc., February 2007

Products
• High quality, broad product line with
emphasis on higher capacities
• Innovative Features
• Light Designs
• Rapid Development
• Shortest Cycle to Market
• Highest-skilled engineering team
18 of 32 models manufactured in Georgetown, TX.
Developed since 2003

Manitex, Inc., February 2007 8 Product Highlight: SkyCrane • SkyCrane acquired in July 2003. • Serves utility and sign industry. • Unique basket gives lineman direct accessibility to power functions.

Manitex, Inc., February 2007

Product Highlight:  4596T
• 45 tons at 8’ Radius.  Weight capacity
exceeds closest competition by over
20%
• ROCKSolid radio outrigger controls
• Offset jib
• New Load Moment Indicator
• 24 units pre-sold
• Currently no direct competition

Manitex, Inc., February 2007

Product Highlight - Liftking
Straight Mast
2WD, 4WD, capacities from 6,000 lbs.
Telescopic Boom
4WD, capacities from 5,000 lbs.
Trailer Mounted
Rough Terrain, 3WD, 4WD, capacities from 5,000 lbs.
Tow Tractor
Tow motor for trailer moving, 2WD, 4WD, capacities from 15,000 lbs.
Dynaluggers
High capacity Telehandler, 4WD, capacities from 15,000 lbs .
Transporters
Heavy duty material handling for steel mill, shipyard, nuclear waste. Capacities up to 500 ton.
Military
Military spec forklifts and container handlers. Capacities from
4,000 lbs.

Manitex, Inc., February 2007

Scheduled Development
• 50 Ton Taxi Crane for oil industry – 1st
Qtr ‘07
• 17 Ton Offshore Built – 1st Qtr ‘07
• 30 Ton Riding Seat with 112’ Boom –
2nd Qtr ‘07
• Long Boom (110’) for 50 Ton Crane –
3rd Qtr ‘07
• Trailer Mounted 38 Ton – 3rd Qtr ‘07

Manitex, Inc., February 2007

Distribution Channel
Manitex
• Approx. 75% of total revenue from the following industries:
Energy/Utilities
Infrastructure development
Commercial Construction
Rental
• Diverse customer base and large-sized industries helps protect against cyclicality.
• 32 dealers covering all 50 states.
Liftking
• Combination of direct sale and dealer network.

Manitex, Inc., February 2007

Spare Parts
• Spare parts business is a highly valuable annuity.
• Typical margins >40%.
• Spares relate to swing drives, rotating components, and booms among others, many of which are proprietary.
• Serve additional brands.

Manitex, Inc., February 2007 14 Spare Parts Revenue $400,000 $500,000 $600,000 $700,000 $800,000 $900,000 $1,000,000 2003 2004 2005 2006 2007 Average Monthly Parts Revenue

Manitex, Inc., February 2007

Boom Truck Industry
Boom Truck Product Positioning  - Through June 2006
0
5
10

Manufacturer
Manitex Terex National Elliott Altec Tadano Weldco-Beales
3

Manitex, Inc., February 2007

Business Strategy
• Consolidate through accretive acquisitions in specialized industrial equipment.
Broadens product offering within specialized equipment market to continue to reduce cyclical nature of business.
Companies include lifting equipment and specialized fork lifts.
• Continue to broaden boom truck product offering through R&D effort.
• Expand purchasing network and increase component standardization to grow margins.
• Sale of non-core assets to reduce debt.

Manitex, Inc., February 2007

Liftking Acquisition
• Closed on December 1, 2006.
• Acquisition enables entry into military sector.
• New product line introduced through current distribution network; further diversifies revenue.
• TTM Revenue $20MM.
• Purchase price $7.2MM.
Cash $3.3MM
Common stock $1,064,000 (266,000 at $4.00)
Note payable $2.8MM

Manitex, Inc., February 2007

Key Management
20+ years all with Liftking President Liftking Mark Aldrovandi
Experience Position Name
Formerly with Arthur Anderson.  15+
years with Eon Labs (formerly listed).
VP & CFO David Gransee
4+ years industry experience; 10+ years
in M&A.
General Counsel Michael Azar
20+ years principally with Manitowoc. CTO David Moravec
13+ years principally with Manitowoc. General Manager Scott Rolston
10+ years principally with Terex. SVP – Operations Robert Litchev
20+ years principally with Terex. Chairman & CEO David Langevin

Manitex, Inc., February 2007 19 Manitex Sales Figures $58.3 $62.1 $69.0 $100.0 $40 $50 $60 $70 $80 $90 $100 2004A 2005A 2006E 2007E Manitex Sales Figures (Fiscal Year End 12/31)

Manitex, Inc., February 2007 20 Manitex Revenue Distribution 2006 Revenue Distribution 63% 6% 3% 12% 16% Boom Trucks Sign Cranes Unloaders Parts Chassis

Manitex, Inc., February 2007 21 Profitability $2.3 $3.9 $5.5 $10.0 $0 $2 $4 $6 $8 $10 2004A 2005A 2006E 2007E Manitex EBITDA Fiscal Year End 12/31

Manitex, Inc., February 2007 22 Pro Forma Balance Sheet Current Assets $38.5MM Total Assets $86.3MM Line of Credit $13.4MM Notes Payable $22.6MM Shareholder’s Equity $26.9MM

Manitex, Inc., February 2007

Capitalization
Officers and Directors Shares
David Langevin, Chairman & CEO 667,859
Michael Azar, General Counsel 317,329
Greater than 5% Shareholders
JLF 1,230,000
Robert Skandalaris 811,050
Barrington 495,000
Pinnacle Fund 495,000
Siar Capital 292,600

Manitex, Inc., February 2007

Key Points
• Profitable and growing business.
• Experienced management team – Over 70 years experience in specialized industrial equipment industry.
• Accretive acquisitions will broaden product line.
• Focus on core business; disposition of non-core assets.
• Continue to focus on operating efficiencies; pay down debt.